UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 1, 2005

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)

(808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01	Other Events.

On November 1, 2005, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. ANNOUNCES THIRD QUARTER 2005 EARNINGS AND DIVIDEND RELEASE DATES

HONOLULU — Hawaiian Electric Industries, Inc. (NYSE - HE) announced that it currently plans to release its third quarter 2005 earnings on November 9, 2005, before the market opens and to file its third quarter Form 10-Q on the same day. The Company also plans to issue a dividend release on November 10, 2005.

In October 2004, Hawaiian Electric Company (HECO) amended its power purchase agreement with Kalaeloa Partners, L.P. (Kalaeloa) to make available up to an additional 29 megawatts (MW) of firm capacity to HECO. The amendments became effective on September 28, 2005, when HECO received an interim decision and order allowing them to recover the costs of the additional 29MW (subsequently revised to 28MW), and at that time Kalaeloa was contractually obligated to provide HECO the information it required to assess the need to consolidate Kalaeloa’s financial statements with HECO’s financial statements in accordance with Financial Accounting Standards Board Interpretation No. 46R (FIN 46R), “Consolidation of Variable Interest Entities.” FIN 46R addresses how a business enterprise should evaluate whether it has a controlling financial interest in an entity through means other than voting rights and accordingly should consolidate the entity. The consolidation of Kalaeloa, if required, could have a material effect on HECO’s consolidated financial statements, including the recognition of a significant amount of assets and liabilities, and if Kalaeloa were operating at a loss and had insufficient equity, the potential recognition of such losses. The conclusion of the Company’s evaluation of the application of FIN 46R to Kalaeloa will be reported in its third quarter 2005 earnings release and Form 10-Q when filed.

HEI supplies power to over 400,000 customers or 93% of the Hawaii market through its electric utilities, HECO, Hawaii Electric Light Company and Maui Electric Company and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, the state’s third largest financial institution based on asset size.

Forward-Looking Statements

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with the “Cautionary Statements and Risk Factors that May Affect Future Results” discussion (which is incorporated by reference herein) set forth on page iv of HEI’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, and in HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ Eric K. Yeaman	/s/ Tayne S. Y. Sekimura
Eric K. Yeaman	Tayne S. Y. Sekimura
Financial Vice President, Treasurer and Chief Financial Officer	Financial Vice President
(Principal Financial Officer of HEI)	(Principal Financial Officer of HECO)
Date: November 1, 2005	Date: November 1, 2005

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